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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                      Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2010 through May 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Floating
Rate Trust
--------------------------------------------------------------------------------
Semiannual Report | May 31, 2011
--------------------------------------------------------------------------------


Ticker Symbol: PHD



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Schedule of Investments                                                       12

Financial Statements                                                          38

Financial Highlights                                                          41

Notes to Financial Statements                                                 43

Trustees, Officers and Service Providers                                      53


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  1

--------------------------------------------------------------------------------
President's Letter

Dear Shareowner,

The U.S. economy is moving forward on a slow path to recovery. We believe the theme for the economy in 2011 may be modest but positive growth. The private sector is showing signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to a steady recovery remain substantial, including the continued delays in the housing sector's recovery, rising oil prices, and the fiscal drag of U.S. federal and state budget cuts. We are concerned about the long-term risk of inflation in an environment of accommodative Fed policy, continued low nominal and "real" interest rates and rising commodity prices.

The recovery process may occur more slowly than many would like, and will almost certainly be accompanied by short-term market swings. But our investment professionals are finding good opportunities to invest. Through the first quarter of 2011, although bonds remained popular with investors, we believed there was value in the equity market. In both equity and bond markets, we are finding good opportunities to invest using the same disciplined approach we have used at Pioneer since 1928, which is to focus on identifying undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, even though equity valuations seemed quite reasonable and were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  3

Portfolio Management Discussion | 5/31/11

Floating-rate securities delivered strong returns during the six months ended May 31, 2011, as new money entering the market drove up prices of floating-rate loans. In the following interview, Jonathan Sharkey, vice president and portfolio manager at Pioneer, discusses the factors that affected the performance of Pioneer Floating Rate Trust during the six months ended May 31, 2011. Mr. Sharkey, a member of Pioneer's fixed-income team, is responsible for the daily management of the Trust.

Q  How did the Trust perform over the six months ended May 31, 2011?

A For the six-month period ended May 31, 2011, Pioneer Floating Rate Trust returned 10.50% at net asset value and 11.57% at market price, while the Trust's benchmark, the Barclays Capital U.S. High Yield Loans Index (the Barclays Index), returned 4.49 %. Unlike the Trust, the benchmark is not leveraged. Over the same six-month period ended May 31, 2011, the average return (at market price) of the 29 closed end funds in Lipper's Closed-End Loan Participation Funds (Leveraged) category was 6.30%.

   As of May 31, 2011, the Trust was selling at a premium of market price to net asset value of 6.3%. Unlike open-ended funds, the market prices of closed end funds go up and down based on supply and demand, irrespective of a closed end fund's net asset value per share. It is not unusual to find closed-end funds trading at a discount or premium to their net asset value. In May 2011, the Trust increased the dividend rate 6.9%. The Trust was able to raise the dividend rate because the default rate on loans declined and because a number of lower-yielding loans in the portfolio were replaced with higher-yielding loans.

   On May 31, 2011, the Trust's 30-day SEC yield was 8.98%.

Q What was the investment environment like during the six-month period ended May 31, 2011?

A Early in the period, amid reports of a strengthening economy and rising corporate profits, yield-conscious investors gained confidence in credit risk and the possibility of higher interest rates and poured record amounts of new money into the bank-loan market. In December 2010, a new record for money inflows into the market was set, with investors putting nearly $3 billion worth of new funds into bank loans. The record did not stand for very long, however, as about $6 billion of new money came into the market in January 2011 and another $8 billion was invested in February. The large volume of the new money drove up prices in the secondary market. At the same time, new issues were offered to investors. Eventually, companies that


4   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11
   had obtained bank loans to finance their businesses began to refinance their debt to take advantage of the strong demand and to obtain new loans at lower interest rates, with more favorable terms. Between March and May 2011, the bank-loan market became slightly more volatile. In March, concerns about Europe's sovereign debt problems and uncertainty regarding the effects of the earthquake and tsunami in Japan on the global economy resulted in a slight pullback in bank loans, but the pullback quickly abated. The bank-loan market rallied again in April. In May, unease about Europe's debt problems, concerns about the potential for a softer U.S. economic recovery and surging loan supply caused the bank-loan market once again to moderate. In addition, slower inflows into high-yield funds and tighter loan spreads reduced the appetite for loans among high-yield investors who cross over and invest in loans. In general, during the six months ended May 31, 2011, the average price on bank loans rose and spreads compressed as the "risk-on" demand from both loan and high-yield funds resulted in outperformance by lower-quality loans over higher-quality loans.

Q How did you manage the Trust in that environment over the six months ended May 31, 2011?

A We employed a barbell strategy in managing the Trust during the period, hedging more volatile investments in commodity companies with investments in more defensive securities, such as those in the health care and consumer staples industries. We reduced the Trust's exposure to broadcasting and increased its investments in finance and insurance companies, which included floating-rate catastrophe bonds. The Trust's position in CCC-rated securities declined during the six-month period as a result of refinancings, restructurings and upgrades.

Q What factors most affected the Trust's performance over the six months ended May 31, 2011?

A The average credit quality of the Trust's portfolio was in line with that of its benchmark the Barclays Index, but the Trust's heavier concentration in lower-quality securities provided the strongest results over the period. Investments in collateral loan obligations (CLOs) also helped boost the Trust's performance. Among individual securities, Infor Global, a software company, aided the Trust's return as the company refinanced portions of its outstanding loans and pursued a new acquisition. Spirit Finance, a diversified strip mall real estate investment trust (REIT), was a noteworthy contributor, as the firm's potential for an IPO increased in an improving commercial real estate market. Fenwal, a health care supply company, also figured prominently in the Trust's return, as did SMG H5, an Australian broadcasting company that made prepayments on its loans with proceeds from the addition of new equity holders. The effect of leverage also was instrumental in the Trust's outperformance relative to the Barclays Index.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  5

   There were some disappointments in the Trust's portfolio during the six months ended May 31, 2011. Muteki's floating-rate catastrophe bonds lost value in the wake of the earthquake and tsunami in Japan. In health care, CCS Medical and TCD Pharma fared poorly. Broadstripe LLC, a regional cable company that remains in bankruptcy, saw its value diminish over the period as it became clear that potential suitors may offer a lower price than originally expected. In general, most of the Trust's holdings that declined during the six-month period ended May 31, 2011, were loans that had traded at a premium and were refinanced without call protection.

Q  Could you describe how leverage is used in managing the Trust?

A Leverage is used in an effort to increase the yield of the Trust. Leverage was provided through the issuance of auction-rate preferred shares. The proceeds from the issuance of auction-rate preferred shares were used to increase the amount of assets available to be invested in additional portfolio securities. To the extent that dividend rates payable on auction-rate preferred shares are generally lower than the returns produced by investing in additional portfolio securities, the Trust's yield will be greater than what it would have been had the Trust's portfolio not been leveraged.

Q How did the level of leverage employed by the Trust change over the six months ended May 31, 2011?

A At the end of the Trust's fiscal year on May 31, 2011, 35.7% of the Trust's total managed assets were financed by leverage, compared with 37.3% of the Trust's total managed assets being financed by leverage at the start of the Trust's fiscal year (December 1, 2010).

Q Did the Trust invest in any derivative securities over the six months ended May 31, 2011, and if so, did they have a material impact on the Trust's performance?

A The Trust did not invest in any derivative securities over the six months ended May 31, 2011. However, on occasion, in times of currency volatility, the Trust may enter into foreign exchange derivatives (swaps) to mitigate foreign exchange risk for any future interest payments from an offshore borrower.

Q  What is your investment outlook?

A We are two years into the economic recovery; and in May 2011, the default rate on floating-rate bank loans fell to a 38-month low. As the economy continues to recover, even though at a slower rate than originally thought, the default rate on bank loans should remain low. That scenario should provide a measure of net asset value (NAV) stability in the asset class. We believe the soft patch we have been experiencing with mixed economic indicators may push out any interest-rate increases by the U.S. Federal Reserve


6   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

   System. Over the past 18 months in a low-interest-rate environment, dollar prices on loans have risen, fueling strong returns. We do not believe that investors should expect those types of returns in the future. While bank loans may provide some capital appreciation, we think the bulk of returns are likely to be generated by higher short-term interest rates, which would lift yields offered by floating-rate loans. Such a development could be a positive for the Trust.

   Note to Shareowners: Effective March 1, 2011, the Trust's benchmark was changed from the Credit Suisse (CS) Leveraged Loan Index to the Barclays Capital U.S. High Yield Loans Index, because the Trust's adviser believes that the Barclays Capital U.S. High Yield Loans Index is a more appropriate floating-rate bank-loan index for the Trust. For comparison purposes, Pioneer will continue to report performance for the Trust's former benchmark, the CS Leveraged Loan Index, over a 1-year period (two reporting cycles), including this semiannual report and the Trust's November 30, 2011, annual report.

Please refer to the Schedule of Investments on pages 12-37 for a full listing of Trust securities.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  7

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's adviser as of the date of this report. These statements should not be relied upon for any other purposes.


8   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

Portfolio Summary | 5/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                        85.2%
Common Stock 5.2% Corporate Bonds                                            7.4%
Collateralized Mortgage Obligations                                          1.4%
Rights/Warrants                                                              0.6%
Convertible Preferred Stock                                                  0.2%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings (S&P).)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                                          3.3%
BB                                                                          32.3%
B                                                                           42.1%
CCC                                                                          3.0%
NR*                                                                         19.3%

Ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered noninvestment grade. Some bonds and loans may not be rated.

The portfolio is actively managed and current holdings may be different.

* These securities are judged to be similar but slightly lower in quality than the average of the total investment portfolio.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

    1. Delphi DIP Holdco LLP, Class B Subscription                                     3.97%
--------------------------------------------------------------------------------------------
    2. SMG H5 Pty, Ltd., Facility Term Loan A, 6.911%, 12/24/12                        2.85
--------------------------------------------------------------------------------------------
    3. Univision Communications, Inc., Extended First Lien Term Loan, 4.441%, 3/31/17  1.84
--------------------------------------------------------------------------------------------
    4. Azithromycin Royalty Sub LLC, 16.0%, 5/15/19 (144A)                             1.70
--------------------------------------------------------------------------------------------
    5. Broadstripe LLC, First Lien Term Loan, 0.0%, 6/30/11                            1.67
--------------------------------------------------------------------------------------------
    6. Cequel Communications LLC, Term Loan, 2.209%, 11/5/13                           1.50
--------------------------------------------------------------------------------------------
    7. Celtic Pharma Phinco B.V., 17.0%, 6/15/12 (144A)                                1.32
--------------------------------------------------------------------------------------------
    8. Level 3 Financing, Inc., Tranche A Term Loan, 2.553%, 3/13/14                   1.25
--------------------------------------------------------------------------------------------
    9. MetroPCS Wireless, Inc., Tranche B-2 Term Loan, 4.071%, 11/3/16                 1.10
--------------------------------------------------------------------------------------------
   10. Ford Motor Co., Tranche B-1 Term Loan, 2.95%, 12/15/13                          1.03
--------------------------------------------------------------------------------------------

** This list excludes derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  9

Prices and Distributions | 5/31/11

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          5/31/11           11/30/10
--------------------------------------------------------------------------------
                                          $14.20             $13.16
--------------------------------------------------------------------------------
Premium                                     6.13%              5.11%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          5/31/11           11/30/10
--------------------------------------------------------------------------------
                                          $13.38             $12.52
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/10-5/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Net
            Investment         Short-Term         Long-Term
              Income         Capital Gains      Capital Gains
--------------------------------------------------------------------------------
               $0.44              $ --               $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         5/31/11           11/30/10
--------------------------------------------------------------------------------
Distribution Yield at Market Price        6.55%              6.71%
--------------------------------------------------------------------------------
Distribution Yield at Net Asset Value     6.95%              7.05%
--------------------------------------------------------------------------------
30-day SEC Yield                          8.98%              9.22%
--------------------------------------------------------------------------------

Past performance data quoted represents past performance, which is no guarantee of future results.


10   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

Performance Update | 5/31/11

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the Credit Suisse (CS) Leveraged Loan Index, an index of senior secured U.S. dollar denominated loans, and the Barclays Capital U.S. High Yield Loans Index, which measures the performance of high-yield loans.

 Cumulative Total Returns
 (As of May 31, 2011)
---------------------------------------------------------
                            Net Asset             Market
                            Value (NAV)           Value
---------------------------------------------------------
 Life-of-Trust
 (12/28/04)                 32.35%                33.86%
---------------------------------------------------------
 5 Years                    17.68                 31.66
---------------------------------------------------------
 1 Year                     18.96                 25.21
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Floating         CS Leveraged         Barclays Capital
                    Rate Trust             Loan Index     U.S. High Yield Loans Index
12/04                 10,000                 10,000                10,000
 5/05                  8,945                 10,126                10,000
 5/06                 10,167                 10,829                10,214
 5/07                 12,330                 11,656                10,998
 5/08                 10,156                 11,279                10,777
 5/09                  6,852                 10,023                 9,860
 5/10                 10,691                 12,283                12,162
 5/11                 13,386                 13,486                13,314

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The CS Leveraged Loan Index is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The index began in January 1992. Comparisons for this index begin in 2004. The Barclays Capital U.S. High Yield Loans Index measures the performance of high-yield loans. Comparisons for this index begin in 2006. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. You cannot invest directly in an index.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  11

Schedule of Investments | 5/31/11 (unaudited)

-------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                    Value
-------------------------------------------------------------------------------------------------
                                     COLLATERALIZED LOAN
                                     OBLIGATIONS -- 2.2% of Net Assets
                                     BANKS -- 2.2%
                                     Diversified Banks -- 0.7%
1,000,000(a)(b)(c)         BB+/B1    Primus, Ltd., 2007-2A D,
                                     2.678%, 7/15/21 (144A)                          $    749,750
1,000,000(a)(b)             B+/B2    Rampart, Ltd., 2006-1A,
                                     3.826%, 4/18/21 (144A)                               824,300
  951,288(a)(b)         CCC-/Caa3    Stanfield McLaren, Ltd., 2007-1A B2L, 4.755%,
                                     2/27/21 (144A)                                       735,165
                                                                                     ------------
                                                                                     $  2,309,215
-------------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- 1.5%
1,000,000(a)(b)             B+/B1    ACA, Ltd., 2007-1A D, 2.628%, 6/15/22 (144A)    $    818,430
1,000,000(a)(b)           BBB-/B2    Goldman Sachs Asset Management Plc, 2007-1A
                                     D, 3.023%, 8/1/22 (144A)                             852,950
1,000,000(a)(b)           BBB/Ba2    Gulf Stream Sextant, Ltd., 2007-1A D,
                                     2.709%, 6/17/21 (144A)                               841,590
1,000,000(a)(b)            B/Caa3    Landmark CDO, Ltd., 2007-9A E,
                                     3.778%, 4/15/21 (144A)                               855,590
2,000,000(a)(b)           BB+/Ba3    Stone Tower, Ltd., 2007-6A C,
                                     1.623%, 4/17/21 (144A)                             1,533,720
                                                                                     ------------
                                                                                     $  4,902,280
                                                                                     ------------
                                     Total Banks                                     $  7,211,495
-------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED LOAN OBLIGATIONS
                                     (Cost $6,475,904)                               $  7,211,495
-------------------------------------------------------------------------------------------------
                                     SENIOR SECURED FLOATING RATE LOAN
                                     INTERESTS -- 132.4% of Net Assets*
                                     ENERGY -- 3.4%
                                     Coal & Consumable Fuels -- 0.3%
1,000,000                   NR/NR    PT Bumi Resources Tbk, Term Loan,
                                     11.206%, 8/7/13                                 $  1,000,000
-------------------------------------------------------------------------------------------------
                                     Integrated Oil & Gas -- 0.5%
1,548,734                BBB/Baa2    Glenn Pool Oil & Gas Trust I, Term Loan,
                                     0.0%, 5/12/16                                   $  1,552,606
-------------------------------------------------------------------------------------------------
                                     Oil & Gas Drilling -- 0.8%
1,100,000                   NR/B2    Big West Oil LLC, Term Loan, 7.0%, 3/31/16      $  1,114,666
  987,517(a)(d)(e)          NR/NR    TARH E&P Holdings LP, First Lien Second Out
                                     Term Loan, 5.83%, 6/29/12                            987,517
  441,456(a)(d)(e)          NR/NR    TARH E&P Holdings L.P., Second Lien Term Loan,
                                     0.36%, 6/29/12                                       419,384
                                                                                     ------------
                                                                                     $  2,521,567
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 1.8%
2,337,013                 BB-/Ba3     Aquilex Holdings LLC, Term Loan, 6.0%, 4/1/16       $  2,339,935
3,661,765                   B+/B2     Frac Tech Services, Delayed Draw Term Loan,
                                      2.5%, 5/16/16                                          3,672,552
                                                                                          ------------
                                                                                          $  6,012,487
                                                                                          ------------
                                      Total Energy                                        $ 11,086,660
------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 5.8%
                                      Aluminum -- 0.7%
  238,399                  B+/Ba2     Noranda Aluminum Acquisition Corp., Term Loan
                                      B, 1.941%, 5/18/14                                  $    236,413
2,244,375                  BB-/NR     Novelis, Inc., Term Loan, 3.75%, 3/10/17               2,258,752
                                                                                          ------------
                                                                                          $  2,495,165
------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 1.5%
  522,680                BBB-/Ba1     Celanese US Holdings LLC, Dollar Term Loan C,
                                      3.303%, 10/31/16                                    $    525,653
1,343,250                    B/B1     General Chemical Corp., New Tranche B Term
                                      Loan, 5.002%, 10/6/15                                  1,351,085
  156,281                  BB-/NR     Huntsman International LLC, Extended Term Loan
                                      B, 2.773%, 4/19/17                                       154,458
   57,318                 BB-/Ba2     Huntsman International LLC, New Dollar Term
                                      Loan B, 1.742%, 4/19/14                                   56,602
1,219,853                 BB+/Ba1     Solutia, Inc., Term Loan 1, 3.5%, 8/1/17               1,225,844
1,466,325                    B/B2     Univar, Inc., Term Loan B, 5.0%, 6/30/17               1,468,681
                                                                                          ------------
                                                                                          $  4,782,323
------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.2%
  535,000                  BB-/B1     Walter Energy, Inc., Term Loan B, 4.0%, 4/2/18      $    537,584
------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 0.1%
  227,895                   B/Ba3     Bway Holding Co., Replacement Term Loan B,
                                      4.503%, 2/23/18                                     $    228,987
   20,233                   B/Ba3     Bway Holding Co., Replacement Term Loan C,
                                      4.503%, 2/23/18                                           20,347
                                                                                          ------------
                                                                                          $    249,334
------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 1.1%
  768,901                   B+/B1     Graham Packaging Co. LP, Term Loan C,
                                      6.75%, 4/5/14                                       $    772,423
1,358,175                   B+/B1     Graham Packaging Co. LP, Term Loan D,
                                      6.0%, 9/23/16                                          1,365,339
1,537,213                 BB+/Ba3     Graphic Packaging International, Inc., Incremental
                                      Term Loan, 3.043%, 5/16/14                             1,538,847
                                                                                          ------------
                                                                                          $  3,676,609
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  13

------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                      Paper Products -- 0.6%
1,995,000                    B/B1     Exopack LLC/Cello-Foil Products, Inc.,
                                      Term Loan B, 0.0%, 5/31/17                          $  1,985,025
------------------------------------------------------------------------------------------------------
                                      Precious Metals & Minerals -- 0.2%
  625,000                  BB-/B1     Fairmount Minerals, Ltd., Tranche B Term Loan,
                                      5.25%, 3/15/17                                      $    627,864
------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 1.4%
4,000,000                   NR/NR     Chemtura Corp., Facility Term Loan,
                                      5.5%, 8/29/16                                       $  4,032,500
  700,000                 BB+/Ba1     Nalco Co., Tranche B-1 Term Loan,
                                      0.0%, 10/5/17                                            706,375
                                                                                          ------------
                                                                                          $  4,738,875
                                                                                          ------------
                                      Total Materials                                     $ 19,092,779
------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 8.2%
                                      Aerospace & Defense -- 3.4%
  757,268                    B/B2     DAE Aviation Holdings, Inc., Tranche B-1 Term
                                      Loan, 5.28%, 7/31/14                                $    761,055
1,000,759                  BB/Ba1     DynCorp International, Inc., Term Loan,
                                      6.25%, 7/7/16                                          1,009,723
1,653,268                   BB/B1     Hunter Defense Technologies, Inc., Term Loan,
                                      3.560%, 8/22/14                                        1,620,202
1,753,206(d)                 B/NR     IAP Worldwide Services, Inc., First Lien Term Loan,
                                      8.25%, 12/30/12                                        1,753,937
1,496,250                  B+/Ba3     SI Organization, Inc., New Tranche B Term Loan,
                                      4.5%, 11/22/16                                         1,510,128
1,000,000                   NR/B3     Sotera Defense Solutions, Inc., Term Loan B,
                                      7.0%, 4/21/17                                          1,002,500
  729,502                    B/B2     Standard Aero, Ltd., Tranche B-2 Term Loan,
                                      5.28%, 7/31/14                                           733,150
  998,229(d)               BB/Ba2     TASC, Inc., New Tranche B Term Loan,
                                      4.5%, 12/18/15                                         1,003,090
1,870,312                 BB-/Ba2     TransDigm, Inc., First Lien Term Loan,
                                      4.0%, 2/14/17                                          1,881,501
                                                                                          ------------
                                                                                          $ 11,275,286
------------------------------------------------------------------------------------------------------
                                      Building Products -- 2.2%
1,725,000                  BB-/B1     Armstrong World Industries, Inc., Term Loan B-1,
                                      4.0%, 3/10/18                                       $  1,735,602
1,995,000                    B/B2     CPG International I, Inc., Term Loan,
                                      6.0%, 2/18/17                                          2,005,599
1,055,085                   B+/B1     Custom Building Products, Inc., Term Loan,
                                      5.75%, 3/19/15                                         1,061,679
1,318,375                  BB-/B2     Excelitas Technologies Corp., Term Loan B,
                                      6.0%, 11/29/16                                         1,324,967

The accompanying notes are an integral part of these financial statements.

14   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

-------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                      Building Products -- (continued)
1,149,225                   B+/B1     Goodman Global, Inc., Initial First Lien Term Loan,
                                      5.75%, 10/28/16                                      $  1,159,995
                                                                                           ------------
                                                                                           $  7,287,842
-------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 0.4%
1,214,218                BBB-/Ba1     URS Corp., Tranche B Term Loan,
                                      2.441%, 5/15/13                                      $  1,214,970
-------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy Trucks -- 0.8%
1,485,253                 BB+/Ba2     Bucyrus International, Inc., Tranche C U.S. Dollar
                                      Term Loan, 4.25%, 2/19/16                            $  1,491,510
1,015,000                  BB/Ba2     Manitowoc Co., Inc., Term Loan B,
                                      4.25%, 11/13/17                                         1,020,920
                                                                                           ------------
                                                                                           $  2,512,430
-------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.9%
2,049,863                   B+/B1     Pelican Products, Inc., Term Loan, 5.0%, 3/7/17      $  2,058,404
  891,000                   B+/B1     Scotsman Industries, Inc., Term Loan,
                                      5.758%, 4/30/16                                           895,455
                                                                                           ------------
                                                                                           $  2,953,859
-------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.1%
  344,454                  BB/Ba2     Tomkins LLC, Term Loan B-1, 4.25%, 9/29/16           $    345,997
-------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 0.4%
1,297,895                   B+/B1     Alliance Laundry Systems LLC, Term Loan,
                                      6.25%, 9/30/16                                       $  1,310,332
                                                                                           ------------
                                      Total Capital Goods                                  $ 26,900,716
-------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL SERVICES -- 5.3%
                                      Commercial Printing -- 0.4%
1,396,500                BB-/Caa1     Cenveo Corp., Facility Term Loan B,
                                      6.25%, 12/21/16                                      $  1,409,418
-------------------------------------------------------------------------------------------------------
                                      Diversified Commercial & Professional Services -- 1.3%
  957,500                  BB/Ba3     Aramark Canada, Ltd., Canadian Term Loan,
                                      2.182%, 1/26/14                                      $    938,350
3,455,486                    B/B2     Cydcor, Inc., First Lien Tranche B Term Loan,
                                      9.0%, 2/5/13                                            3,390,695
                                                                                           ------------
                                                                                           $  4,329,045
-------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- 1.6%
1,045,000                  B+/Ba3     Allied Security Holdings LLC, First Lien Term Loan,
                                      5.0%, 2/3/17                                         $  1,050,225
1,700,000                   NR/NR     Infogroup, Inc., Term Loan B, 0.0%, 5/26/18             1,690,437
  393,846                BB+/Baa3     Iron Mountain, Inc., Initial Term Loan,
                                      1.719%, 4/16/14                                           393,846

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  15

-----------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                       Value
-----------------------------------------------------------------------------------------------------
                                       Diversified Support Services -- (continued)
     1,960,531              B+/Ba3     Language Line LLC, Tranche B Term Loan,
                                       6.25%, 6/20/16                                    $  1,978,504
                                                                                         ------------
                                                                                         $  5,113,012
-----------------------------------------------------------------------------------------------------
                                       Environmental & Facilities Services -- 0.4%
     1,325,000               B+/B1     Waste Industries USA, Inc., Term Loan B,
                                       4.75%, 3/17/17                                    $  1,330,781
-----------------------------------------------------------------------------------------------------
                                       Human Resources & Employment Services -- 0.6%
     1,900,000                B/B1     Nexeo Solutions LLC, Initial Loan, 5.0%, 9/8/17   $  1,905,345
-----------------------------------------------------------------------------------------------------
                                       Research & Consulting Services -- 0.7%
     2,439,985               BB/B1     Wyle Services Corp., First Lien Term Loan,
                                       5.75%, 3/26/17                                    $  2,452,185
-----------------------------------------------------------------------------------------------------
                                       Security & Alarm Services -- 0.3%
       915,577               BB/B1     Protection One, Inc., Term Loan, 6.0%, 6/4/16     $    920,155
                                                                                         ------------
                                       Total Commercial & Professional Services          $ 17,459,941
-----------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 2.7%
                                       Airlines -- 1.8%
       850,000             BB-/Ba3     Allegiant Travel Co., Term Loan, 5.75%, 3/10/17   $    857,438
       550,000             BB-/Ba2     Delta Airlines, Inc., New Term Loan, 4.25%,
                                       3/7/16                                                 548,195
     1,200,000             BB-/Ba2     Delta Airlines, Inc., Term Loan, 5.5%, 4/20/17       1,191,625
     3,550,000               B+/B3     US Airways Group, Inc., Term Loan,
                                       2.694%, 3/21/14                                      3,272,901
                                                                                         ------------
                                                                                         $  5,870,159
-----------------------------------------------------------------------------------------------------
                                       Trucking -- 0.9%
     2,840,592(d)           BB/Ba3     SIRVA Worldwide, Inc., Second Lien Term Loan,
                                       12.0%, 5/12/15                                    $    781,163
     2,098,963              BB-/B1     Swift Transportation Co. LLC, Term Loan,
                                       6.0%, 12/21/16                                       2,114,365
                                                                                         ------------
                                                                                         $  2,895,528
                                                                                         ------------
                                       Total Transportation                              $  8,765,687
-----------------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 5.9%
                                       Auto Parts & Equipment -- 3.3%
     2,851,274               B+/B1     Allison Transmission, Inc., Term Loan,
                                       2.96%, 8/7/14                                     $  2,838,800
       715,819              B+/Ba3     Federal-Mogul Corp., Tranche B Term Loan,
                                       2.146%, 12/29/14                                       690,990
       365,214              B+/Ba3     Federal-Mogul Corp., Tranche C Term Loan,
                                       2.139%, 12/28/15                                       352,546
     1,500,000               B+/B2     HHI Holdings LLC, Term Loan, 7.012%, 3/21/17         1,500,000
     3,838,259               B+/B1     Key Safety Systems, Inc., First Lien Term Loan,
                                       2.442%, 3/8/14                                       3,662,340

The accompanying notes are an integral part of these financial statements.

16   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

--------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                        Auto Parts & Equipment -- (continued)
  744,375                  BBB-/Ba1     Tenneco, Inc., Tranche B Term Loan,
                                        5.057%, 6/3/16                                      $    751,819
1,122,187                     B/Ba2     UCI International, Inc., Term Loan,
                                        5.5%, 7/26/17                                          1,133,176
                                                                                            ------------
                                                                                            $ 10,929,671
--------------------------------------------------------------------------------------------------------
                                        Automobile Manufacturers -- 2.6%
3,175,000                     NR/B2     Chrysler Group LLC, Tranche B Term Loan,
                                        0.0%, 5/24/17                                       $  3,161,347
5,268,844                  BB+/Baa3     Ford Motor Co., Tranche B-1 Term Loan,
                                        2.95%, 12/15/13                                        5,276,236
                                                                                            ------------
                                                                                            $  8,437,583
                                                                                            ------------
                                        Total Automobiles & Components                      $ 19,367,254
--------------------------------------------------------------------------------------------------------
                                        CONSUMER DURABLES & APPAREL -- 1.3%
                                        Homebuilding -- 0.3%
2,369,368(c)(d)               NR/NR     Ginn LA Conduit Lender, Inc., First Lien Tranche A
                                        Credit-Linked Deposit Loan, 0.0%, 6/8/11            $    195,473
5,077,235(c)(d)               NR/NR     Ginn LA Conduit Lender, Inc., First Lien Tranche B
                                        Term Loan, 0.0%, 6/8/11                                  418,872
1,000,000(a)(c)(f)           BB-/B1     WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                                        7.75%, 7/30/09                                           277,500
4,500,000(a)(c)(f)         BB-/Caa2     WAICCS Las Vegas 3 LLC, Second Lien Term
                                        Loan, 13.25%, 7/30/09                                     33,750
                                                                                            ------------
                                                                                            $    925,595
--------------------------------------------------------------------------------------------------------
                                        Housewares & Specialties -- 0.7%
1,500,000                    BB/Ba3     Reynolds Group Holdings, Inc., U.S. Term Loan,
                                        4.25%, 2/9/18                                       $  1,502,463
  861,163                   BB-/Ba2     Yankee Candle Co., Inc., Term Loan,
                                        2.2%, 2/6/14                                             859,482
                                                                                            ------------
                                                                                            $  2,361,945
--------------------------------------------------------------------------------------------------------
                                        Leisure Products -- 0.3%
  886,379                   BB-/Ba3     SRAM LLC, Term Loan, 5.028%, 4/30/15                $    888,595
                                                                                            ------------
                                        Total Consumer Durables & Apparel                   $  4,176,135
--------------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 8.0%
                                        Casinos & Gaming -- 1.2%
2,000,000                      B/B3     Caesars Entertainment Operating Co., Inc.,
                                        Term Loan B-1, 3.274%, 1/28/15                      $  1,866,106
1,185,000                      B/B3     Caesars Entertainment Operating Co., Inc.,
                                        Term Loan B-4, 9.5%, 10/31/16                          1,259,938
  715,085                   BB+/Ba2     Penn National Gaming, Inc., Term Loan B,
                                        1.98%, 10/3/12                                           714,062
                                                                                            ------------
                                                                                            $  3,840,106
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  17

-----------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------
                                Education Services -- 2.1%
2,094,750              B/B1     Ascend Learning LLC, First Lien Term Loan,
                                7.75%, 12/6/16                                     $  2,097,367
3,832,815           BB-/Ba2     Bright Horizons Family Solutions, Inc., Tranche B
                                Term Loan, 4.2%, 5/28/15                              3,860,764
  989,744             B+/B2     Cengage Learning Acquisitions, Inc., Term Loan,
                                2.44%, 7/3/14                                           925,101
                                                                                   ------------
                                                                                   $  6,883,232
-----------------------------------------------------------------------------------------------
                                Hotels, Resorts & Cruise Lines -- 0.3%
1,138,363              B/B3     Yellowstone Mountain Club LLC, Senior First Lien
                                Term Loan, 6.0%, 7/16/14                           $  1,132,671
-----------------------------------------------------------------------------------------------
                                Leisure Facilities -- 0.9%
1,745,625           BB-/Ba2     Cedar Fair LP, U.S. Term Loan-1,
                                4.0%, 12/15/17                                     $  1,757,626
1,336,673            B+/Ba2     Universal City Development Partners, Ltd.,
                                Term Loan, 5.5%, 11/6/14                              1,349,204
                                                                                   ------------
                                                                                   $  3,106,830
-----------------------------------------------------------------------------------------------
                                Restaurants -- 2.0%
1,645,875           BB-/Ba3     Burger King Corp., Tranche B Term Loan, 4.5%,
                                10/19/16                                           $  1,644,693
  324,464           BB-/Ba2     DineEquity, Inc., Term Loan B-1, 4.25%,
                                10/19/17                                                326,028
4,054,838             NR/NR     Dunkin' Brands, Inc., Term Loan B-2, 4.25%,
                                11/23/17                                              4,064,974
  471,439            BB/Ba2     Wendy's/Arby's Restaurants LLC, Term Loan,
                                5.0%, 5/24/17                                           474,238
                                                                                   ------------
                                                                                   $  6,509,933
-----------------------------------------------------------------------------------------------
                                Specialized Consumer Services -- 1.5%
1,175,000           BB-/Ba3     KAR Auction Services, Inc., Term Loan,
                                0.0%, 5/19/17                                      $  1,180,875
3,860,527             B+/B1     Wash MultiFamily Laundry Services LLC,
                                Term Loan, 7.0%, 8/28/14                              3,870,178
                                                                                   ------------
                                                                                   $  5,051,053
                                                                                   ------------
                                Total Consumer Services                            $ 26,523,825
-----------------------------------------------------------------------------------------------
                                MEDIA -- 23.4%
                                Advertising -- 2.0%
1,496,250             B+/NR     Advantage Sales & Marketing, Inc., First Lien
                                Term Loan, 5.25%, 12/17/17                         $  1,505,968
3,465,015           BB-/Ba3     Affinion Group, Inc., Tranche B Term Loan,
                                5.0%, 10/9/16                                         3,473,244
1,474,809           BB/Baa3     Lamar Media Corp., Term Loan B,
                                4.0%, 12/30/16                                        1,484,027
                                                                                   ------------
                                                                                   $  6,463,239
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

-------------------------------------------------------------------------------------------------------------
Principal                       S&P/Moody's
Amount                          Ratings
USD ($)                         (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                                Broadcasting -- 8.3%
     1,309,788                      NR/Caa2     FoxCo Acquisition Sub LLC, Term Loan,
                                                4.75%, 7/14/15                                   $  1,312,401
       836,206                        NR/NR     New Young Broadcasting Holding Co. Inc.,
                                                Term Loan, 8.0%, 6/30/15                              844,045
AUD 13,915,744                        B-/B2     SMG H5 Pty, Ltd., Facility Term Loan A,
                                                6.911%, 12/24/12                                   14,568,440
     1,301,738                      BB-/Ba3     TWCC Holding Corp., Term Loan,
                                                4.25%, 2/11/17                                      1,312,179
     9,716,995                        B+/B2     Univision Communications, Inc., Extended First
                                                Lien Term Loan, 4.441%, 3/31/17                     9,405,857
                                                                                                 ------------
                                                                                                 $ 27,442,922
-------------------------------------------------------------------------------------------------------------
                                                Cable & Satellite -- 8.4%
    19,591,675(a)(c)(d)(e)            NR/B3     Broadstripe LLC, First Lien Term Loan, 0.0%,
                                                6/30/11                                          $  8,522,378
     1,428,203(a)(c)(d)(e)          CCC+/B3     Broadstripe LLC, Revolver Loan, 0.0%, 6/30/11         621,268
     7,691,748                      BB-/Ba3     Cequel Communications LLC, Term Loan,
                                                2.209%, 11/5/13                                     7,667,111
         1,600                      BB+/Ba1     Charter Communications Operating LLC,
                                                Term Loan B-1, 2.19%, 3/6/14                            1,601
     4,340,576                      BB+/Ba1     Charter Communications Operating LLC,
                                                Term Loan C, 3.56%, 9/6/16                          4,350,738
     1,985,000                      BB-/Ba3     MCC Iowa LLC, Tranche F Term Loan, 4.5%,
                                                10/23/17                                            1,992,444
     4,759,412                        B-/B1     WideOpenWest Finance LLC, First Lien Term Loan,
                                                2.698%, 6/30/14                                     4,639,684
                                                                                                 ------------
                                                                                                 $ 27,795,224
-------------------------------------------------------------------------------------------------------------
                                                Movies & Entertainment -- 3.7%
     2,380,607                        B+/NR     Alpha Topco, Ltd. (Formula One), Facility Term
                                                Loan B-1, 2.707%, 12/31/13                       $  2,337,670
     1,608,032                        B+/NR     Alpha Topco, Ltd. (Formula One), Facility Term
                                                Loan B-2, 2.707%, 12/31/13                          1,579,030
     1,255,831                        B-/B1     Carmike Cinemas, Inc., Initial Term Loan,
                                                5.5%, 1/27/16                                       1,264,576
     1,679,412                       NR/Ba1     Cinedigm Digital Funding I LLC, Term Loan,
                                                5.25%, 4/29/16                                      1,677,313
     3,990,000                        B-/B3     Knology, Inc., Term Loan B, 4.0%, 8/18/17           3,997,481
     1,235,346                         B/B3     Lodgenet Entertainment Corp., Closing Date Term
                                                Loan, 6.5%, 4/4/14                                  1,186,705
                                                                                                 ------------
                                                                                                 $ 12,042,775
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  19

-----------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                       Value
-----------------------------------------------------------------------------------------------------
                                       Publishing -- 1.0%
     880,575                B+/Ba3     Interactive Data Corp., Term Loan B,
                                       4.75%, 2/11/18                                    $    885,037
EURO 891,129                 B/Ba3     Mediannuaire Holding, Term Loan B-3,
                                       3.925%, 10/12/15                                       997,112
EURO 890,707                 B/Ba3     Mediannuaire Holding, Term Loan C-2,
                                       3.925%, 10/12/15                                       996,640
     429,832                  B/B1     R.H. Donnelley, Inc., Term Loan, 9.0%, 10/24/14        321,299
                                                                                         ------------
                                                                                         $  3,200,088
                                                                                         ------------
                                       Total Media                                       $ 76,944,248
-----------------------------------------------------------------------------------------------------
                                       RETAILING -- 5.1%
                                       Apparel Retail -- 0.9%
   2,493,750                 B+/B1     Gymboree Corp., Term Loan, 5.0%, 2/23/18          $  2,450,109
     129,431(d)              NR/NR     Johnny Appleseed's, Inc., Junior Loan,
                                       1.0%, 4/25/17                                           62,127
     599,758(d)              NR/NR     Johnny Appleseed's, Inc., First Lien Second Out
                                       Term Loan, 4.0%, 4/25/16                               491,802
                                                                                         ------------
                                                                                         $  3,004,038
-----------------------------------------------------------------------------------------------------
                                       Automotive Retail -- 0.1%
     399,000               BB+/Ba3     Autotrader.com, Inc., Tranche B Term Loan,
                                       4.75%, 12/15/16                                   $    400,995
-----------------------------------------------------------------------------------------------------
                                       General Merchandise Stores -- 2.2%
   2,841,135              BBB-/Ba2     Dollar General Corp., Tranche B-1 Term Loan,
                                       2.973%, 7/7/14 (144A)                             $  2,840,419
   4,268,478                BB/Ba3     Dollar General Corp., Tranche B-2 Term Loan,
                                       2.946%, 7/7/14 (144A)                                4,267,403
                                                                                         ------------
                                                                                         $  7,107,822
-----------------------------------------------------------------------------------------------------
                                       Oil & Gas -- 0.4%
   1,460,000               BB+/Ba2     Pilot Travel Centers LLC, Initial Tranche B Term
                                       Loan, 4.25%, 3/30/18                              $  1,469,011
-----------------------------------------------------------------------------------------------------
                                       Specialty Stores -- 1.5%
     914,780              BBB-/Ba3     Sally Holdings LLC, Term Loan B,
                                       2.44%, 11/16/13                                   $    916,266
   1,990,000                B+/Ba3     Savers, Inc., Term Loan, 4.25%, 3/14/17              2,002,006
   1,915,000                  B/NR     Targus Group International, Inc., Term Loan,
                                       0.0%, 5/24/16                                        1,876,700
                                                                                         ------------
                                                                                         $  4,794,972
                                                                                         ------------
                                       Total Retailing                                   $ 16,776,838
-----------------------------------------------------------------------------------------------------
                                       FOOD & STAPLES RETAILING -- 2.0%
                                       Drug Retail -- 0.4%
   1,389,840                 B+/B3     Rite Aid Corp., Tranche 5 Term Loan,
                                       4.5%, 3/3/18                                      $  1,376,810
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

--------------------------------------------------------------------------------------------------
Principal          S&P/Moody's
Amount             Ratings
USD ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------
                                   Food Retail -- 1.6%
     399,000           BB-/Ba3     NBTY, Inc., Term Loan B-1, 4.25%, 10/1/17          $    399,653
   4,794,773            B+/Ba3     Pinnacle Foods Finance LLC, Term Loan,
                                   2.711%, 4/2/14                                        4,768,469
                                                                                      ------------
                                                                                      $  5,168,122
                                                                                      ------------
                                   Total Food & Staples Retailing                     $  6,544,932
--------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 4.5%
                                   Agricultural Products -- 0.4%
   1,419,813              B/B1     Wm. Bolthouse Farms, Inc., First Lien Term Loan,
                                   5.502%, 2/11/16                                    $  1,429,132
--------------------------------------------------------------------------------------------------
                                   Distillers & Vintners -- 0.2%
     244,610           BB+/Ba2     Constellation Brands, Inc., Extending Tranche B
                                   Term Loan, 3.0%, 6/5/15                            $    244,636
     495,835           BB+/Ba2     Constellation Brands, Inc., Non-Extending Tranche
                                   B Term Loan, 1.75%, 6/5/13                              499,678
                                                                                      ------------
                                                                                      $    744,314
--------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 3.9%
     979,592           BB-/Ba3     Dean Foods Co., Tranche B Term Loan,
                                   1.81%, 4/2/14                                      $    954,367
   1,845,000            B+/Ba3     Del Monte Foods Co., Initial Term Loan,
                                   4.5%, 3/8/18                                          1,847,727
     205,516           BB-/Ba2     Dole Food Co., Inc., Tranche B-1 Term Loan,
                                   5.049%, 3/2/17                                          206,992
     510,450           BB-/Ba2     Dole, Ltd., Tranche C-1 Term Loan,
                                   5.085%, 3/2/17                                          514,117
     469,477            BB-/NR     Green Mountain Coffee Roasters, Inc., Facility
                                   Term Loan B, 5.5%, 12/16/16                             470,944
   1,592,000             NR/B1     Michael Foods Group, Inc., Facility Term Loan B,
                                   4.25%, 2/25/18                                        1,600,358
   3,582,000             B+/B1     Pierre Foods, Inc., First Lien Term Loan, 7.0,
                                   9/30/16                                               3,613,343
   2,500,000             NR/NR     Pierre Foods, Inc., Second Lien Term Loan,
                                   11.25%, 9/29/17                                       2,548,438
     972,000            BB-/B1     Windsor Quality Food Co., Ltd., Tranche B Term
                                   Loan, 5.0%, 2/16/17                                     975,240
                                                                                      ------------
                                                                                      $ 12,731,526
                                                                                      ------------
                                   Total Food, Beverage & Tobacco                     $ 14,904,972
--------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 2.5%
                                   Household Products -- 1.5%
   2,451,292           BB-/Ba2     JohnsonDiversey, Inc., Tranche B Dollar Term
                                   Loan, 4.0%, 11/24/15                               $  2,461,252
   2,545,427              B/B2     Spectrum Brands, Inc., Term Loan, 5.0%, 6/17/16       2,572,245
                                                                                      ------------
                                                                                      $  5,033,497
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  21

----------------------------------------------------------------------------------------------------
Principal          S&P/Moody's
Amount             Ratings
USD ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------
                                   Personal Products -- 1.0%
     750,000             B+/B1     General Nutrition Center, Inc., Tranche B Term
                                   Loan, 4.25%, 3/2/18                                  $    751,969
   2,475,000           BB-/Ba3     Revlon Consumer Products Corp., Term Loan B,
                                   4.75%, 11/19/17                                         2,485,209
                                                                                        ------------
                                                                                        $  3,237,178
                                                                                        ------------
                                   Total Household & Personal Products                  $  8,270,675
----------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 18.6%
                                   Health Care Equipment & Services -- 2.0%
     700,204              B/NR     Fenwal, Inc., First Lien Delayed Draw Term Loan,
                                   2.504%, 2/28/14                                      $    669,862
   4,084,225              B/NR     Fenwal, Inc., Initial First Lien Term Loan, 2.504%,
                                   2/28/14                                                 3,907,243
     235,765         BBB-/Baa2     Fresenius SE, Tranche D-1 Dollar Term Loan,
                                   3.5%, 9/10/14                                             236,429
     134,675         BBB-/Baa2     Fresenius SE, Tranche D-2 Term Loan, 3.5%,
                                   9/10/14                                                   134,928
   1,725,000            BB-/B1     Onex Carestream Finance LP, Term Loan,
                                   5.0%, 2/25/17                                           1,644,141
                                                                                        ------------
                                                                                        $  6,592,603
----------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 5.2%
   2,376,000              B/B1     Ardent Medical Services, Inc., Term Loan,
                                   6.5%, 9/15/15                                        $  2,387,880
      56,398            BB/Ba3     CHS/Community Health Systems, Inc., Delayed
                                   Draw Term Loan, 2.504%, 7/25/14                            54,597
   1,096,184            BB/Ba3     CHS/Community Health Systems, Inc.,
                                   Term Loan, 2.504%, 7/25/14                              1,061,175
   3,471,473            BB/Ba2     HCA, Inc., Tranche B-2 Term Loan, 3.557%,
                                   3/31/17                                                 3,457,007
   2,698,472            BB/Ba2     HCA, Inc., Tranche B-3 Term Loan, 3.557%,
                                   11/18/13                                                2,689,095
   1,650,000             B/Ba3     Iasis Healthcare LLC, Term B Loan, 5.0%, 5/3/18         1,654,125
   2,065,000           BB-/Ba3     Select Medical Corp., Tranche B Term Loan,
                                   0.0%, 6/1/18                                            2,054,675
   2,737,778            B+/Ba2     Sun Healthcare Group, Inc., Term Loan,
                                   7.5%, 10/18/16                                          2,729,222
   1,163,009            BB+/NR     Universal Health Services, Inc., Tranche B Term
                                   Loan, 4.0%, 11/15/16                                    1,170,097
                                                                                        ------------
                                                                                        $ 17,257,873
----------------------------------------------------------------------------------------------------
                                   Health Care Services -- 8.7%
     824,813             NR/NR     AccentCare, Inc., Term Loan, 6.5%, 12/22/16          $    824,813
     740,625           BB-/Ba3     Alliance HealthCare Services, Initial Term Loan,
                                   5.5%, 6/1/16                                              741,551
     967,252             B+/B1     Aveta, Inc., NAMM Term Loan, 8.5%, 4/14/15                972,894

The accompanying notes are an integral part of these financial statements.

22   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

----------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                      Health Care Services -- (continued)
      600,000              BB-/B1     Butler Animal Health Supply LLC, Tranche B Term
                                      Loan, 0.0%, 12/31/15                              $    600,000
    2,238,271               B-/B3     CCS Medical, Inc., First Lien Term Loan,
                                      9.0%, 3/31/15                                        1,958,487
      814,582(d)            NR/NR     CCS Medical, Inc., Second Lien Term Loan,
                                      3.0%, 3/31/16                                          521,332
    2,962,500             BB-/Ba2     Gentiva Health Services, Inc., Term Loan B-1,
                                      4.75%, 8/17/16                                       2,981,016
    1,062,983             BB-/Ba3     Inventiv Health, Inc., Term Loan B, 4.75%,
                                      8/4/16                                               1,067,634
      128,013             BB-/Ba3     Inventiv Health, Inc., Term Loan B-1,
                                      4.75%, 8/4/16                                          128,039
    2,030,918             CCC-/B2     LifeCare Holdings, Term Loan, 7.982%, 2/1/16         2,061,382
    2,545,000               B+/B1     National Mentor Holdings, Inc., Tranche B Term
                                      Loan, 7.0%, 2/9/17                                   2,549,772
    1,128,218                B/B2     National Specialty Hospitals, Inc., Initial Term
                                      Loan, 8.25%, 2/3/17                                  1,132,449
      873,321                B/B2     Physician Oncology Services LP, Effective Date
                                      Term Loan, 6.25%, 1/31/17                              872,230
    2,970,000               NR/B1     Prime Healthcare Services, Inc., Term Loan B,
                                      7.25%, 4/28/15                                       2,925,450
    1,469,333              BB/Ba3     RehabCare Group, Inc., Term Loan B,
                                      6.25%, 11/24/15                                      1,477,751
      374,063               B/Ba3     Renal Advantage, Inc., Tranche B Term Loan,
                                      5.75%, 12/17/16                                        376,868
    2,992,500               B+/B1     Rural/Metro Operating, Inc., Term Loan,
                                      6.0%, 11/24/16                                       3,013,073
    1,365,000              B+/Ba3     Surgery Center Holdings, Inc., Term Loan,
                                      6.5%, 2/6/17                                         1,376,091
      750,000             NR/Baa3     Valitas Health Services, Inc., Term Loan B,
                                      0.0%, 6/2/17                                           751,641
    2,244,375               B+/B1     Virtual Radiologic Corp., Term Loan,
                                      7.75%, 12/22/16                                      2,233,153
                                                                                        ------------
                                                                                        $ 28,565,626
----------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 1.6%
      461,862              BB-/B1     Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                      3.441%, 4/24/15                                   $    461,255
    1,899,812              BB-/B1     Bausch & Lomb, Inc., Parent Term Loan,
                                      3.441%, 4/24/15                                      1,897,313
    2,787,127              BB-/B1     Biomet, Inc., Dollar Term Loan,
                                      3.276%, 3/25/15                                      2,776,494
                                                                                        ------------
                                                                                        $  5,135,062
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  23

--------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                    Value
--------------------------------------------------------------------------------------------------
                                       Health Care Technology -- 0.8%
     1,437,195             BB-/Ba3     MedAssets, Inc., Term Loan, 5.25%, 11/16/16    $  1,447,974
     1,185,000                B/B2     Medical Card System, Inc., Term Loan,
                                       12.003%, 9/17/15                                  1,262,025
                                                                                      ------------
                                                                                      $  2,709,999
--------------------------------------------------------------------------------------------------
                                       Managed Health Care -- 0.3%
       967,252               B+/B1     Aveta, Inc., MMM Term Loan, 8.5%, 4/14/15      $    972,693
                                                                                      ------------
                                       Total Health Care Equipment & Services         $ 61,233,856
--------------------------------------------------------------------------------------------------
                                       PHARMACEUTICALS & BIOTECHNOLOGY &
                                       LIFE SCIENCES -- 3.5%
                                       Biotechnology -- 2.9%
     3,077,288               BB/B1     Axcan Intermediate Holdings, Inc., Term Loan,
                                       5.5%, 2/10/17                                  $  3,068,151
     1,252,747               B+/B1     Generic Drug Holdings, Inc., Closing Date
                                       Term Loan, 6.5%, 4/8/16                           1,252,747
       172,253               B+/B1     Generic Drug Holdings, Inc., Delayed Draw
                                       Term Loan, 6.5%, 4/8/16                             172,253
       400,000             BB-/Ba3     Grifols, Inc., U.S. Tranche B Term Loan,
                                       0.0%, 6/1/17                                        403,998
     1,712,982               B+/B1     HGI Holding, Inc., Initial Term Loan,
                                       6.75%, 10/1/16                                    1,735,109
     1,068,750               BB/B1     Ikaria Acquisition, Inc., Term Loan,
                                       7.0%, 5/14/16                                     1,064,742
       857,143            BBB-/Ba3     Warner Chilcott Corp., Term Loan B-1,
                                       4.25%, 3/15/18                                      860,890
       428,571            BBB-/Ba3     Warner Chilcott Corp., Term Loan B-2,
                                       4.25%, 3/15/18                                      430,445
       589,286            BBB-/Ba3     Warner Chilcott Corp., Term Loan B-3,
                                       4.25%, 3/15/18                                      591,862
                                                                                      ------------
                                                                                      $  9,580,197
--------------------------------------------------------------------------------------------------
                                       Pharmaceuticals -- 0.6%
     2,250,703(d)          CCC+/NR     Graceway Pharmaceuticals LLC, Mezzanine Loan,
                                       0.0%, 11/1/13                                  $     11,301
     1,929,449            BBB/Baa3     Mylan, Inc., U.S. Tranche B Term Loan,
                                       3.563%, 10/2/14                                   1,940,699
                                                                                      ------------
                                                                                      $  1,952,000
                                                                                      ------------
                                       Total Pharmaceuticals & Biotechnology &
                                       Life Sciences                                  $ 11,532,197
--------------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 2.3%
                                       Consumer Finance -- 0.8%
     2,500,000               B+/B2     Springleaf Financial Funding Co., Term Loan,
                                       5.5%, 5/10/17                                  $  2,501,563
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

-------------------------------------------------------------------------------------------------
Principal          S&P/Moody's
Amount             Ratings
USD ($)            (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.1%
     312,445            B+/Ba3     LPL Holdings, Inc., Term Loan, 5.25%, 6/28/17     $    315,277
-------------------------------------------------------------------------------------------------
                                   Other Diversified Financial Services -- 0.4%
     369,473             B-/B2     BNY ConvergEX Group LLC, Second Lien (EZE)
                                   Term Loan, 8.75%, 12/18/17                        $    379,172
     880,527             B-/NR     BNY ConvergEX Group LLC, Second Lien (TOP)
                                   Term Loan, 8.75%, 12/18/17                             903,641
                                                                                     ------------
                                                                                     $  1,282,813
-------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 1.0%
   1,681,383           CCC+/B2     Collect Acquisition Corp., Advance Term Loan B,
                                   8.0%, 5/15/13                                     $  1,676,129
   1,780,582           BB+/Ba1     MSCI, Inc., Term Loan B-1, 3.75%, 3/14/17            1,796,440
                                                                                     ------------
                                                                                     $  3,472,569
                                                                                     ------------
                                   Total Diversified Financials                      $  7,572,222
-------------------------------------------------------------------------------------------------
                                   INSURANCE -- 1.7%
                                   Insurance Brokers -- 1.6%
     837,250              B/B2     HUB International, Ltd., Additional Term Loan,
                                   6.75%, 6/13/14                                    $    841,122
     850,951              B/B2     HUB International, Ltd., Delayed Draw Term Loan,
                                   2.807%, 6/13/14                                        840,740
   3,085,857              B/B2     HUB International, Ltd., Initial Term Loan,
                                   2.807%, 6/13/14                                      3,048,827
     492,500             B-/B3     USI Holdings Corp., New Term Loan Series C,
                                   7.0%, 5/5/14                                           491,679
                                                                                     ------------
                                                                                     $  5,222,368
-------------------------------------------------------------------------------------------------
                                   Multi-Line Insurance -- 0.1%
     230,528              B/B2     AMWINS Group, Inc., Initial Term Loan,
                                   2.781%, 6/8/13                                    $    228,511
                                                                                     ------------
                                   Total Insurance                                   $  5,450,879
-------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.9%
                                   Diversified Real Estate Investment Trust -- 0.7%
   2,500,000           CCC+/Ca     Spirit Finance Corp., Term Loan, 3.454%, 8/1/13   $  2,419,270
-------------------------------------------------------------------------------------------------
                                   Real Estate Development -- 0.2%
     594,000             B/Ba3     Ozburn-Hessey Holding Co. LLC, First Lien Term
                                   Loan, 7.5%, 4/8/16                                $    599,198
                                                                                     ------------
                                   Total Real Estate                                 $  3,018,468
-------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 13.0%
                                   Application Software -- 3.7%
   1,000,000           BB-/Ba2     Allen Systems Group, Inc., Term Loan B,
                                   6.5%, 11/21/15                                    $  1,001,250
   1,385,000           BB-/Ba2     NDS Finance, Ltd., Tranche B Loan,
                                   4.0%, 3/12/18                                        1,389,328

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  25

--------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------
                                  Application Software -- (continued)
  1,581,450           BB+/Ba2     Nuance Communications, Inc., Term Loan,
                                  1.95%, 3/29/13                                      $  1,573,543
  3,509,527             B+/B1     Serena Software, Inc., Extended Term Loan,
                                  4.31%, 3/10/16                                         3,495,271
  2,000,000             B+/B1     Verint Systems, Inc., Term Loan,
                                  4.5%, 10/27/17                                         2,009,690
  1,591,013             B+/B1     Vertafore, Inc., First Lien Term Loan,
                                  5.25%, 7/29/16                                         1,601,454
  1,000,000           NR/Caa1     Vertafore, Inc., Second Lien Term Loan,
                                  9.75%, 10/29/17                                        1,020,000
                                                                                      ------------
                                                                                      $ 12,090,536
--------------------------------------------------------------------------------------------------
                                  Data Processing & Outsourced Services -- 1.2%
    497,500          BBB-/Ba1     Fidelity National Information Services, Inc.,
                                  Term Loan B, 5.25%, 7/18/16                         $    498,744
  1,475,000            BB-/NR     Fifth Third Processing, Inc., Second Lien Term
                                  Loan, 0.0%, 11/3/16                                    1,481,453
    802,493           B-/Caa1     First Data Corp., Dollar Term Loan,
                                  2.945%, 9/24/14                                          752,797
     85,401             B+/B1     First Data Corp., Term Loan B-2,
                                  2.945%, 9/24/14                                           79,938
  1,173,839          BBB/Baa3     Lender Processing Services, Inc., Term Loan B,
                                  2.691%, 7/2/14                                         1,166,503
                                                                                      ------------
                                                                                      $  3,979,435
--------------------------------------------------------------------------------------------------
                                  Internet Software & Services -- 0.6%
  1,990,000              B/B1     Savvis Communications Corp., Term Loan,
                                  6.75%, 8/4/16                                       $  2,007,910
--------------------------------------------------------------------------------------------------
                                  IT Consulting & Other Services -- 1.2%
  2,500,000            BB/Ba3     SunGard Data Systems, Inc., Incremental
                                  Term Loan B, 3.71%, 2/28/14                         $  2,515,625
  1,623,362            BB/Ba3     SunGard Data Systems, Inc., Tranche A U.S.
                                  Term Loan, 1.955%, 2/28/14                             1,610,022
                                                                                      ------------
                                                                                      $  4,125,647
--------------------------------------------------------------------------------------------------
                                  Systems Software -- 6.3%
  1,496,250             NR/B1     Applied Systems, Inc., First Lien Term Loan,
                                  5.5%, 12/8/16                                       $  1,506,848
  1,300,000             NR/NR     Applied Systems, Inc., Second Lien Term Loan,
                                  9.25%, 6/8/17                                          1,324,375
  1,800,000           BB+/Ba2     Dealer Computer Services, Inc., Tranche B Term
                                  Loan, 3.75%, 4/21/18                                   1,808,626
  2,216,658             B+/B1     Infor Enterprise Solutions Holdings, Inc., Delayed
                                  Draw Term Loan, 3.95%, 7/28/12                         2,199,803

The accompanying notes are an integral part of these financial statements.

26   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

----------------------------------------------------------------------------------------------------
Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------
                                    Systems Software -- (continued)
    1,466,667             NR/NR     Infor Enterprise Solutions Holdings, Inc.,
                                    Delayed Draw Term Loan, 6.441%, 3/2/14              $  1,327,333
    2,791,206             B+/B1     Infor Enterprise Solutions Holdings, Inc.,
                                    Dollar Tranche B-1 First Lien Term Loan,
                                    2.95%, 7/28/12                                         2,742,338
    4,248,855             B+/B1     Infor Enterprise Solutions Holdings, Inc.,
                                    Initial U.S. Term Loan, 3.95%, 7/28/12                 4,216,546
    2,533,333         CCC+/Caa2     Infor Enterprise Solutions Holdings, Inc., Second
                                    Lien Initial Dollar Term Loan, 6.441%, 3/2/14          2,274,460
    1,975,000           BB+/Ba1     Rovi Solutions Corp., Tranche B Loan,
                                    4.0%, 2/7/18                                           1,988,578
      265,280             B+/B1     Telcordia Technologies, Inc., Term Loan,
                                    6.75%, 4/30/16                                           266,054
    1,034,183            BB-/B1     Vangent, Inc., Term Loan, 2.26%, 2/14/13               1,021,256
                                                                                        ------------
                                                                                        $ 20,676,217
                                                                                        ------------
                                    Total Software & Services                           $ 42,879,745
----------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 2.8%
                                    Communications Equipment -- 0.8%
    1,000,000            BB/Ba3     CommScope, Inc., Term Loan, 5.0%, 1/14/18           $  1,006,875
    1,485,000           BB-/Ba3     TowerCo Finance LLC, Term Loan, 5.25%, 2/2/17          1,496,754
                                                                                        ------------
                                                                                        $  2,503,629
----------------------------------------------------------------------------------------------------
                                    Electronic Components -- 0.5%
       35,822           BB-/Ba2     Flextronics International, Ltd., Delayed Draw Loan
                                    A-1-B, 2.441%, 10/1/14                              $     35,464
    1,139,874           BB+/Ba2     Flextronics International, Ltd., Delayed Draw Loan
                                    A-3, 2.461%, 10/1/14                                   1,131,800
      432,375             B-/B2     Generac Acquisition Corp., First Lien Term Loan,
                                    2.79%, 11/10/13                                          431,564
                                                                                        ------------
                                                                                        $  1,598,828
----------------------------------------------------------------------------------------------------
                                    Electronic Equipment & Instruments -- 0.7%
      817,583           BB+/Ba1     Itron, Inc., Dollar Term Loan, 3.7%, 4/18/14        $    823,537
    1,496,250              B/B2     Scitor Corp., Term Loan, 5.0%, 2/15/17                 1,501,861
                                                                                        ------------
                                                                                        $  2,325,398
----------------------------------------------------------------------------------------------------
                                    Electronic Manufacturing Services -- 0.4%
      749,889             NR/B2     FCI USA, Inc., Facility Term Loan B-1,
                                    3.665%, 11/1/13                                     $    747,077
      749,889             NR/B2     FCI USA, Inc., Facility Term Loan B-5-B,
                                    3.665%, 11/1/13                                          747,077
                                                                                        ------------
                                                                                        $  1,494,154
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  27

----------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------
                                     Technology Distributors -- 0.4%
   1,211,685               B+/B1     Securus Technologies, Inc., First Lien Term Loan,
                                     0.0%, 5/31/17                                      $  1,199,568
                                                                                        ------------
                                     Total Technology Hardware & Equipment              $  9,121,577
----------------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
                                     Semiconductors -- 0.6%
   1,390,975             BB+/Ba2     Intersil Corp., Term Loan, 4.75%, 4/27/16          $  1,400,973
     448,875              NR/Ba1     Microsemi Corp., Term Loan, 4.0%, 11/2/17               451,400
                                                                                        ------------
                                                                                        $  1,852,373
----------------------------------------------------------------------------------------------------
                                     Semiconductor Equipment -- 0.6%
     500,000               NR/B1     Aeroflex, Inc., Tranche B Term Loan,
                                     4.25%, 5/9/18                                      $    501,246
   1,500,000             BB+/Ba3     Sensata Technology BV/Sensata Technology
                                     Finance Co. LLC, Term Loan, 0.0%, 5/12/18             1,504,844
                                                                                        ------------
                                                                                        $  2,006,090
----------------------------------------------------------------------------------------------------
                                     Total Semiconductors & Semiconductor
                                     Equipment                                          $  3,858,463
----------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 7.6%
                                     Alternative Carriers -- 2.1%
   6,500,000               B+/B1     Level 3 Financing, Inc., Tranche A Term Loan,
                                     2.553%, 3/13/14                                    $  6,374,570
     500,000               B/Ba3     PAETEC Holding Corp., Initial Term Loan,
                                     0.0%, 5/31/18                                           501,250
                                                                                        ------------
                                                                                        $  6,875,820
----------------------------------------------------------------------------------------------------
                                     Integrated Telecommunication Services -- 3.4%
EURO 745,314                B/B2     Amsterdamse Beheer-EN Consultingmaatschappij
                                     B.V., Casema Facility Term Loan B-3,
                                     0.0%, 9/15/14                                      $  1,079,835
EURO 387,153               NR/B2     Amsterdamse Beheer-EN Consultingmaatschappij
                                     B.V., Casema Facility Term Loan B-4,
                                     0.0%, 9/15/14                                           561,055
EURO 849,351                B/B2     Amsterdamse Beheer-EN Consultingmaatschappij
                                     B.V., Kabelcom Facility Term Loan B-2,
                                     0.0%, 9/15/14                                         1,230,861
   1,000,000           CCC+/Caa1     Hargray Acquisition Co., Second Lien Term Loan,
                                     5.77%, 1/29/15                                          945,000
   3,932,312               B+/B1     Telesat Canada, U.S. Term I Loan,
                                     3.2%, 10/31/14                                        3,921,254
     337,774               B+/B1     Telesat Canada, U.S. Term II Loan,
                                     3.2%, 10/31/14                                          336,824
   1,110,894              B+/Ba1     TW Telecom Holdings, Inc., Term Loan B-2,
                                     3.45%, 12/30/16                                       1,115,985

The accompanying notes are an integral part of these financial statements.

28   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

-------------------------------------------------------------------------------------------------------
Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication Services -- (continued)
    264,308                   BB-/Ba3     West Corp., Term Loan B-2, 2.732%, 10/24/13      $    263,097
    642,835                   BB-/Ba3     West Corp., Term Loan B-5, 4.607%, 7/15/16            646,652
  1,163,126                  BB+/Baa3     Windstream Corp., Tranche B-2 Term Loan,
                                          3.013%, 12/17/15                                    1,162,641
                                                                                           ------------
                                                                                           $ 11,263,204
-------------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 2.1%
  5,609,387                    BB/Ba1     MetroPCS Wireless, Inc., Tranche B-2 Term Loan,
                                          4.071%, 11/3/16                                  $  5,624,577
    700,000                     BB/NR     MetroPCS Wireless, Inc., Tranche B-3 Term Loan,
                                          4.0%, 3/19/18                                         699,125
    498,750                    BB-/B1     Syniverse Holdings, Inc., Term Loan,
                                          5.25%, 12/21/17                                       503,219
                                                                                           ------------
                                                                                           $  6,826,921
                                                                                           ------------
                                          Total Telecommunication Services                 $ 24,965,945
-------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 2.7%
                                          Electric Utilities -- 1.6%
    875,000                   BB-/Ba3     Equipower Resources Holdings LLC, Facility
                                          Term B, 5.75%, 1/26/18                           $    881,198
    792,952(a)(d)(e)            CC/Ca     GBGH LLC (US Energy), First Lien Term Loan,
                                          0.0%, 6/9/13                                          132,423
    327,347(a)(d)(e)            CC/Ca     GBGH LLC (US Energy), Second Lien Term Loan,
                                          0.0%, 6/9/14                                            3,273
  5,506,137                    CCC/B2     Texas Competitive Electric Holdings Co., LLC,
                                          Term Loan, 4.738%, 10/10/17                         4,359,831
                                                                                           ------------
                                                                                           $  5,376,725
-------------------------------------------------------------------------------------------------------
                                          Independent Power Producers & Energy Traders -- 1.1%
  1,635,000                   BB+/Ba1     AES Corp., Initial Term Loan, 0.0%, 5/28/18      $  1,635,512
  1,725,000                     B+/B1     Calpine Corp., Term Loan, 4.5%, 4/1/18              1,732,331
    275,941                   BB-/Ba3     Mach Gen LLC, First Lien Synthetic LC Loan,
                                          0.057%, 2/22/13                                       258,234
                                                                                           ------------
                                                                                           $  3,626,077
                                                                                           ------------
                                          Total Utilities                                  $  9,002,802
-------------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR SECURED FLOATING RATE
                                          LOAN INTERESTS
                                          (Cost $457,907,775)                              $435,450,816
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  29

-------------------------------------------------------------------------------------------------------------
Principal                    S&P/Moody's
Amount                       Ratings
USD ($)                      (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------------
                                             CLAIMS -- 0.0% of Net Assets
                                             CAPITAL GOODS -- 0.0%
                                             Aerospace & Defense -- 0.0%
     1,200,000(a)(e)(g)            B+/B1     Northwest Airlines, Inc., ALPA Claim-Escrow, 0.0%   $         --
     2,500,000(a)(e)(g)            B+/B1     Northwest Airlines, Inc., Bell Atlantic
                                             Claim-Escrow, 0.0%                                            --
     2,500,000(a)(e)(g)            B+/B1     Northwest Airlines, Inc., EDC Claim-Escrow, 0.0%              --
     2,130,600(a)(e)(g)            B+/B1     Northwest Airlines, Inc., Flight Attendant
                                             Claim-Escrow, 0.0%                                            --
     1,500,000(a)(e)(g)            B+/B1     Northwest Airlines, Inc., GE Claim-Escrow, 0.0%               --
     1,264,500(a)(e)(g)            B+/B1     Northwest Airlines, Inc., IAM Claim-Escrow, 0.0%              --
     1,404,900(a)(e)(g)          CCC+/B1     Northwest Airlines, Inc., Retiree
                                             Claim-Escrow, 0.0%                                            --
                                                                                                 ------------
                                             Total Capital Goods                                 $         --
-------------------------------------------------------------------------------------------------------------
                                             TOTAL CLAIMS
                                             (Cost $0)                                           $         --
-------------------------------------------------------------------------------------------------------------
                                             CORPORATE NOTES -- 11.4% of Net Assets
                                             ENERGY -- 1.0%
                                             Oil & Gas Drilling -- 0.2%
       600,000                     B-/B3     Offshore Group Investments, Ltd., 11.5%, 8/1/15     $    661,500
-------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.8%
     2,490,000                    BB-/B1     Denbury Resources, Inc., 8.25%, 2/15/20             $  2,751,450
                                                                                                 ------------
                                             Total Energy                                        $  3,412,950
-------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 1.1%
                                             Paper Packaging -- 0.3%
     1,000,000(b)                   B/B1     Berry Plastics Corp., 5.028%, 2/15/15               $    990,000
-------------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.8%
     1,750,000                     B+/B1     Appleton Papers, Inc., 10.5%, 6/15/15 (144A)        $  1,855,000
       650,000                      B/B3     Exopack Holding Corp., 11.25%, 2/1/14                    666,250
                                                                                                 ------------
                                                                                                 $  2,521,250
                                                                                                 ------------
                                             Total Materials                                     $  3,511,250
-------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 1.1%
                                             Aerospace & Defense -- 0.8%
       550,000                  BBB-/Ba3     Digitalglobe, Inc., 10.5%, 5/1/14                   $    615,313
     1,850,000                   BB-/Ba3     Spirit AeroSystems, Inc., 7.5%, 10/1/17                1,988,750
                                                                                                 ------------
                                                                                                 $  2,604,063
-------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy Trucks -- 0.3%
     1,000,000                     B+/B3     Manitowoc Co., Inc., 9.5%, 2/15/18                  $  1,107,500
                                                                                                 ------------
                                             Total Capital Goods                                 $  3,711,563
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

-------------------------------------------------------------------------------------------------------
Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                    Value
-------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.3%
                                            Housewares & Specialties -- 0.3%
    1,000,000                   BB-/Ba3     Jarden Corp., 8.0%, 5/1/16                     $  1,095,000
                                                                                           ------------
                                            Total Consumer Durables & Apparel              $  1,095,000
-------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.3%
                                            Advertising -- 0.3%
      936,000                     B+/B2     MDC Partners, Inc., 11.0%, 11/1/16             $  1,040,130
                                                                                           ------------
                                            Total Media                                    $  1,040,130
-------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.6%
                                            Catalog Retail -- 0.6%
    1,825,000                   BB+/Ba2     QVC, Inc., 7.5%, 10/1/19 (144A)                $  1,966,438
                                                                                           ------------
                                            Total Retailing                                $  1,966,438
-------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 5.6%
                                            Pharmaceuticals -- 5.6%
    9,429,000(a)                  NR/NR     Azithromycin Royalty Sub LLC, 16.0%,
                                            5/15/19 (144A)                                 $  8,674,680
   13,523,396(a)(d)               NR/NR     Celtic Pharma Phinco B.V., 17.0%,
                                            6/15/12 (144A)                                    6,761,698
      381,363(a)(b)(d)            NR/NR     Pharma VI, 5.559%, 10/15/14 (144A)                  343,226
    1,330,248(a)(d)               NR/NR     Pharma X, 15.5%, 3/30/17 (144A)                   1,330,248
    1,496,355(a)(d)               NR/NR     TCD Pharma, 16.0%, 4/15/24 (144A)                 1,271,902
                                                                                           ------------
                                            Total Pharmaceuticals & Biotechnology &
                                            Life Sciences                                  $ 18,381,754
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.4%
                                            Consumer Finance -- 0.1%
      200,000                  BBB/Baa1     Capital One Financial Corp., 7.375%, 5/23/14   $    232,678
-------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services -- 0.3%
      500,000(b)                 BB+/NR     Lodestone Re, Ltd., 6.045%, 1/8/14 (144A)      $    481,400
      500,000(b)                  BB/NR     Lodestone Re, Ltd., 8.28%, 5/17/13 (144A)           489,850
                                                                                           ------------
                                                                                           $    971,250
                                                                                           ------------
                                            Total Diversified Financials                   $  1,203,928
-------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.3%
                                            Reinsurance -- 0.3%
      500,000(b)                 BB-/NR     Mystic Re, Ltd., 10.310%, 6/7/11 (144A)        $    500,000
      600,000(b)                 BB-/NR     Residential Reinsurance 2008, Ltd.,
                                            7.060%, 6/6/11 (144A)                               599,700
                                                                                           ------------
                                            Total Insurance                                $  1,099,700
-------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.6%
                                            Real Estate Services -- 0.3%
    1,000,000(b)                  NR/B3     Valais Re, Ltd., 14.810%, 6/6/11 (144A)        $    980,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  31

-----------------------------------------------------------------------------------------------
Principal          S&P/Moody's
Amount             Ratings
USD ($)            (unaudited)                                                     Value
-----------------------------------------------------------------------------------------------
                                   Specialized Real Estate Investment Trusts -- 0.3%
 750,000             BBB-/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14   $    847,787
                                                                                   ------------
                                   Total Real Estate                               $  1,827,787
-----------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.1%
                                   Integrated Telecommunication Services -- 0.1%
 300,000                BB/Ba2     Frontier Communications Corp., 8.25%, 5/1/14    $    332,250
                                                                                   ------------
                                   Total Telecommunication Services                $    332,250
-----------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE NOTES
                                   (Cost $43,497,270)                              $ 37,582,750
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 8.0% of Net Assets
                                   ENERGY -- 0.0%
                                   Oil & Gas Drilling -- 0.0%
     138(a)(e)(g)                  TARH E&P Holdings GP, LLP Class A
                                   Membership Interest                             $          1
 130,056(a)(e)(g)                  TARH E&P Holdings LP, Class A
                                   Partnership Interest                                   1,301
                                                                                   ------------
                                                                                   $      1,302
-----------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 0.0%
 213,605(e)(g)                     Value Creation, Inc.                            $     49,129
                                                                                   ------------
                                   Total Energy                                    $     50,431
-----------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.2%
                                   Commodity Chemicals -- 0.2%
  18,750(g)                        Georgia Gulf Corp.                              $    531,375
                                                                                   ------------
                                   Total Materials                                 $    531,375
-----------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.1%
                                   Airlines -- 0.0%
   3,514(g)                        Delta Airlines, Inc.                            $     35,421
-----------------------------------------------------------------------------------------------
                                   Trucking -- 0.1%
  12,887(g)                        SIRVA Worldwide, Inc.                           $    193,305
                                                                                   ------------
                                   Total Transportation                            $    228,726
-----------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 6.1%
                                   Auto Parts & Equipment -- 6.1%
     829(g)                        Delphi DIP Holdco LLP, Class B Subscription     $ 20,279,412
                                                                                   ------------
                                   Total Automobiles & Components                  $ 20,279,412
-----------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.0%
                                   Apparel, Accessories & Luxury Goods -- 0.0%
     569(g)                        Orchard Brands Corp.                            $      1,280
                                                                                   ------------
                                   Total Consumer Durables & Apparel               $      1,280
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

---------------------------------------------------------------------------------------------------
Shares                                                                                 Value
---------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.2%
                                      Leisure Facilities -- 0.2%
      1,306(e)(g)                     Lake at Las Vegas A Shares                       $    610,692
          9(e)(g)                     Lake at Las Vegas B Shares                              4,226
                                                                                       ------------
                                      Total Consumer Services                          $    614,918
---------------------------------------------------------------------------------------------------
                                      MEDIA -- 1.3%
                                      Broadcasting -- 0.3%
        376(g)                        New Young Broadcasting Holdings Co.              $  1,081,000
---------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 1.0%
    140,010(g)                        Metro-Goldwyn-Mayer, Inc.                        $  3,185,227
                                                                                       ------------
                                      Total Media                                      $  4,266,227
---------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.0%
                                      Health Care Services -- 0.0%
     15,034(g)                        CCS Medical, Inc.                                $    150,340
                                                                                       ------------
                                      Total Health Care Equipment & Services           $    150,340
---------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.1%
                                      Alternative Carriers -- 0.1%
     57,813(g)                        Clearwire Corp.                                  $    265,940
                                                                                       ------------
                                      Total Telecommunication Services                 $    265,940
---------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.0%
                                      Electric Utilities -- 0.0%
      1,589(a)(e)(g)                  GBGH, LLC Membership Interest                    $         16
                                                                                       ------------
                                      Total Utilities                                  $         16
---------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $11,933,741)                               $ 26,388,665
---------------------------------------------------------------------------------------------------
                                      CONVERTIBLE PREFERRED STOCK -- 0.4% of Net Assets
                                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 0.4%
                                      Biotechnology -- 0.4%
    153,554(a)(g)                     Molecular Insight Pharmaceuticals, Inc.          $  1,305,209
                                                                                       ------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                    $  1,305,209
                                                                                       ------------
                                      TOTAL CONVERTIBLE PREFERRED STOCK
                                      (Cost $1,305,209)                                $  1,305,209
---------------------------------------------------------------------------------------------------
                                      LIQUIDATING TRUSTS -- 0.0% of Net Assets
                                      ENERGY -- 0.0%
                                      Oil & Gas Drilling -- 0.0%
  4,995,000(e)(g)                     Crusader Energy Group, Inc., Liquidating Trust   $         --
                                                                                       ------------
                                      Total Energy                                     $         --
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  33

--------------------------------------------------------------------------------------------
Shares                                                                         Value
--------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.0%
                            Hotels, Resorts & Cruise Lines -- 0.0%
  3,377,886(e)(g)           Yellowstone Mountain Club LLC, Liquidating Trust   $          --
                                                                               -------------
                            Total Consumer Services                            $          --
--------------------------------------------------------------------------------------------
                            TOTAL LIQUIDATING TRUSTS
                            (Cost $0)                                          $          --
--------------------------------------------------------------------------------------------
                            RIGHTS/WARRANTS -- 0.9% of Net Assets
                            CONSUMER SERVICES -- 0.0%
                            Leisure Facilities -- 0.0%
         38(e)(g)           Lake at Las Vegas Series C, Expires 7/15/15        $          --
         52(e)(g)           Lake at Las Vegas Series D, Expires 7/15/15                   --
         58(e)(g)           Lake at Las Vegas Series E, Expires 7/15/15                   --
         66(e)(g)           Lake at Las Vegas Series F, Expires 7/15/15                   --
         75(e)(g)           Lake at Las Vegas Series G, Expires 7/15/15                   --
                                                                               -------------
                                                                               $          --
                                                                               -------------
                            Total Consumer Services                            $          --
--------------------------------------------------------------------------------------------
                            MEDIA -- 0.9%
                            Broadcasting -- 0.9%
      1,018(g)              New Young Broadcasting Holdings Co.,
                            Expires 12/1/24                                    $   2,926,750
                                                                               -------------
                            Total Media                                        $   2,926,750
--------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.0%
                            TOTAL RIGHTS/WARRANTS
                            (Cost $2,002,317)                                  $   2,926,750
--------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN SECURITIES -- 155.3%
                            (Cost $523,122,216)(h)                             $ 510,865,685
--------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- 0.2%               $     649,176
--------------------------------------------------------------------------------------------
                            PREFERRED SHARES AT REDEMPTION VALUE,
                            INCLUDING DIVIDENDS PAYABLE -- (55.5)%             $(182,478,644)
--------------------------------------------------------------------------------------------
                            NET ASSETS APPLICABLE TO COMMON
                            SHAREOWNERS -- 100.0%                              $ 329,036,217
============================================================================================

NR     Security not rated by S&P or Moody's.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2011.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2011, the value of these securities amounted to $39,573,459 or 12.0% of total net assets applicable to common shareowners.

The accompanying notes are an integral part of these financial statements.

34   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

(a) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $61,933,952. The aggregate fair value of $37,897,269 represents 11.5% of the total net assets applicable to common shareowners.

(b)    Floating Rate Note. The rate shown is the coupon rate at May 31, 2011.

(c)    Security is in default and is non-income producing.

(d) Payment-in-Kind (PIK) security which may pay interest in the form of additional principal.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). (See Note 1A)

(f)    The company and agent bank are in the process of negotiating forbearance.

(g)    Non-income producing.

(h) At May 31, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $523,526,264 was as follows:


        Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost        $ 30,347,482
        Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value         (43,008,061)
                                                                    ------------
        Net unrealized loss                                         $(12,660,579)
                                                                    ============

For financial reporting purposes net unrealized loss on investments was $12,256,531 and cost of investments aggregated $523,122,216.

Purchases and sales of securities (excluding temporary cash investments) for the period ended May 31, 2011, aggregated $152,276,389 and $147,193,076, respectively.

Glossary of Terms:

LC -- Letter of Credit

Principal amounts are denominated in U.S. dollars unless otherwise noted.

AUD -- Australian Dollar
EURO -- Euro

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (See Note 1A) are categorized as Level 3.


The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  35

The following is a summary of the inputs used as of May 31, 2011, in valuing the Trust's investments:

-----------------------------------------------------------------------------------------
                                     Level 1    Level 2        Level 3       Total
-----------------------------------------------------------------------------------------
Collateralized loan obligations      $     --   $         --   $ 7,211,495   $  7,211,495
Senior secured floating rate loan
  interests (oil & gas drilling)           --      1,114,666     1,406,901      2,521,567
Senior secured floating rate loan
  interests (cable & satellite)            --     18,651,578     9,143,646     27,795,224
Senior secured floating rate loan
  interests (electric utilities)           --      5,241,029       135,696      5,376,725
Senior secured floating rate loan
  interests (other industries)             --    399,757,300            --    399,757,300
Claims                                     --             --            --             --
Corporate notes (pharmaceuticals)          --             --    18,381,754     18,381,754
Corporate notes (other industries)         --     19,200,996            --     19,200,996
Common stock (oil & gas drilling)          --             --         1,302          1,302
Common stock (oil & gas equipment
  & services)                              --             --        49,129         49,129
Common stock (leisure facilities)          --             --       614,918        614,918
Common stock (electric utilities)          --             --            16             16
Common stock (other industries)       832,736     24,890,564            --     25,723,300
Convertible preferred stock                --      1,305,209            --      1,305,209
Liquidating trust                          --             --            --             --
Rights/Warrants                            --      2,926,750            --      2,926,750
-----------------------------------------------------------------------------------------
Total                                $832,736   $473,088,092   $36,944,857   $510,865,685
=========================================================================================
Other Financial Instruments*         $  2,305   $      9,594   $        --   $     11,899
-----------------------------------------------------------------------------------------

* Other financial instruments include foreign exchange contracts and net unrealized appreciation on unfunded loan commitments.


The accompanying notes are an integral part of these financial statements.

36   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

----------------------------------------------------------------------------------------------------------------------
                                                           Change in
                                                           unrealized        Net            Transfer in
                           Balance as     Realized         appreciation      purchases      and out of     Balance as
                           of 11/30/10    gain (loss)      (depreciation)(1) (sales)        Level 3*       of 5/31/11
----------------------------------------------------------------------------------------------------------------------
Collateralized loan
  obligations              $ 4,928,964    $         --     $  2,282,531      $        --    $         --   $ 7,211,495
Senior secured floating
  rate loan interests
  (oil & gas drilling)       1,360,984              --           (1,462)          47,379              --     1,406,901
Senior secured floating
  rate loan interests
  (cable & satellite)       10,509,939              --       (1,366,293)              --              --     9,143,646
Senior secured floating
  rate loan interests
  (electric utilities)         333,042          30,604         (158,586)         (69,364)             --       135,696
Claims                              --              --               --               --              --            --
Corporate notes
  (biotechnology)            4,391,415      (1,714,336)       1,954,140       (4,631,219)             --            --
Corporate notes
  (pharmaceuticals)         16,805,356           6,073          799,876          770,449              --    18,381,754
Common stock (oil &
  gas drilling)                  1,301                                1               --                         1,302
Common stock (oil & gas
  equipment & services)         49,129              --               --               --              --        49,129
Common stock (leisure
  facilities)                  614,918              --               --               --              --       614,918
Common stock
  (broadcasting)               563,248              --          517,752               --      (1,081,000)           --
Common stock (electric
  utilities)                        16              --               --               --              --            16
Rights/Warrants              1,524,964              --        1,401,786               --      (2,926,750)           --
----------------------------------------------------------------------------------------------------------------------
Ending balance             $41,083,276    $ (1,677,659)    $  5,429,745      $(3,882,755)   $ (4,007,750)  $36,944,857
======================================================================================================================

(1) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

*   Transfers are calculated beginning of period.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  37

Statement of Assets and Liabilities | 5/31/11 (unaudited)

ASSETS:
  Investments in securities, at value (cost $523,122,216)               $ 510,865,685
  Cash                                                                     16,651,418
  Foreign currencies, at value (cost $3,355,211)                            3,385,128
  Receivables --
   Interest                                                                 4,314,706
   Reinvestment of distributions                                              130,445
   Forward foreign currency settlement hedge contracts -- net                   2,305
  Appreciation on unfunded loan commitments -- net                              9,594
  Bridge loan commitment fees                                                  35,375
  Prepaid expenses                                                             57,987
--------------------------------------------------------------------------------------
     Total assets                                                       $ 535,452,643
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $  22,934,327
  Unamortized facility fees                                                    26,185
  Due to affiliates                                                           573,789
  Accrued expenses                                                            293,617
  Other liabilities                                                           109,864
--------------------------------------------------------------------------------------
     Total liabilities                                                  $  23,937,782
--------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,298 shares,
   including dividends payable of $28,644                               $ 182,478,644
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                       $ 463,679,405
  Undistributed net investment income                                       5,639,742
  Accumulated net realized loss on investments and foreign currency
   transactions                                                          (128,068,215)
  Net unrealized loss on investments and unfunded loan commitments        (12,246,937)
  Net unrealized gain on foreign currency assets and liabilities
   denominated in foreign currencies                                           32,222
--------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                        $ 329,036,217
--------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value, (unlimited number of shares authorized)
  Based on $329,036,217/24,592,439 common shares                        $       13.38
======================================================================================


The accompanying notes are an integral part of these financial statements.

38   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

Statement of Operations (unaudited)

For the Six Months Ended 5/31/11

INVESTMENT INCOME:
  Interest                                                          $  17,562,854
  Facility and other fees                                                 747,777
-----------------------------------------------------------------------------------------------------
     Total investment income                                                            $  18,310,631
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $   1,758,692
  Administrative reimbursements                                           237,916
  Transfer agent fees and expenses                                          6,574
  Shareowner communication expenses                                        21,422
  Auction agent fees                                                      242,903
  Custodian fees                                                           19,826
  Registration fees                                                        12,171
  Professional fees                                                       205,867
  Printing expenses                                                        28,848
  Trustees' fees                                                            8,341
  Pricing fees                                                             38,728
  Miscellaneous                                                            93,981
-----------------------------------------------------------------------------------------------------
   Total expenses                                                                       $   2,675,269
-----------------------------------------------------------------------------------------------------
     Net investment income                                                              $  15,635,362
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                      $  (5,834,135)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                          9,129       $  (5,825,006)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                      $  23,246,601
   Unfunded loan commitments                                              244,902
   Foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                     33,364       $  23,524,867
-----------------------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                            $  17,699,861
-----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM NET INVESTMENT INCOME:                                                 $  (1,363,503)
-----------------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
   resulting from operations                                                            $  31,971,720
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  39

Statement of Changes in Net Assets

For the Six Months Ended 5/31/11 and the year ended 11/30/10, respectively

-------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended                Year
                                                                   5/31/11              Ended
                                                                   (unaudited)          11/30/10
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $   15,635,362       $   28,540,838
Net realized loss on investments and foreign currency
  transactions                                                         (5,825,006)         (30,838,431)
Change in net unrealized gain (loss) on investments, unfunded
  loan commitments and foreign currency transactions                   23,524,867           53,949,382
Distributions to preferred shareowners from net investment
  income                                                               (1,363,503)          (2,785,433)
-------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from operations                         $   31,971,720       $   48,866,356
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($0.44 and $0.883 per share, respectively)                      $  (10,806,323)      $  (21,602,243)
-------------------------------------------------------------------------------------------------------
     Total dividends and distributions to common
       shareowners                                                 $  (10,806,323)      $  (21,602,243)
-------------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                      $      733,815       $    1,308,271
-------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions           $      733,815       $    1,308,271
-------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners                                                   $   21,899,212       $   28,572,384
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                $  307,137,005       $  278,564,621
-------------------------------------------------------------------------------------------------------
End of period                                                      $  329,036,217       $  307,137,005
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    5,639,742       $    2,174,206
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

Financial Highlights

---------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended           Year          Year
                                                                        5/31/11         Ended         Ended
                                                                        (unaudited)     11/30/10      11/30/09
---------------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                    $   12.52       $  11.40      $   8.62
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                  $    0.64       $   1.17      $   1.13
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      0.72           0.94          2.94
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                     (0.06)         (0.11)        (0.12)
  Net realized gains                                                           --             --           --
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                     $    1.30       $   2.00      $   3.95
Distributions to common shareowners from:
 Net investment income                                                      (0.44)         (0.88)        (1.12)
 Net realized gains                                                            --             --            --
 Tax return of capital                                                         --             --         (0.05)
Capital charge with respect to issuance of:
 Preferred shares                                                              --             --            --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $    0.86       $   1.12      $   2.78
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                                       $   13.38       $  12.52      $  11.40
---------------------------------------------------------------------------------------------------------------
Market value, end of period(c)                                          $   14.20       $  13.16      $  11.54
===============================================================================================================
Total return at market value(d)                                             11.57%         23.63%        91.01%
Ratios to average net assets of common shareowners
 Net expenses(e)                                                             1.67%(f)       1.74%         2.03%
 Net investment income before preferred share dividends                      9.76%(f)       9.66%        11.79%

---------------------------------------------------------------------------------------------------------------
                                                                        Year            Year          Year
                                                                        Ended           Ended         Ended
                                                                        11/30/08        11/30/07      11/30/06
---------------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                    $   18.07       $  19.66      $  19.08
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                  $    1.88       $   2.30      $   2.20
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     (8.88)         (1.47)         0.52
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                     (0.37)         (0.51)        (0.46)
  Net realized gains                                                        (0.03)          0.00(b)         --
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                     $   (7.40)      $   0.32      $   2.26
Distributions to common shareowners from:
 Net investment income                                                      (1.70)         (1.91)        (1.63)
 Net realized gains                                                         (0.35)          0.00(b)      (0.05)
 Tax return of capital                                                         --             --            --
Capital charge with respect to issuance of:
 Preferred shares                                                              --             --          0.00(b)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   (9.45)      $  (1.59)     $   0.58
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                                       $    8.62       $  18.07      $  19.66
---------------------------------------------------------------------------------------------------------------
Market value, end of period(c)                                          $    6.90       $  16.79      $  18.95
===============================================================================================================
Total return at market value(d)                                            (52.10)%        (2.02)%       20.94%
Ratios to average net assets of common shareowners
 Net expenses(e)                                                             1.60%          1.40%         1.38%
 Net investment income before preferred share dividends                     12.61%         11.92%        11.37%

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  41

-------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended           Year
                                                                       5/31/11         Ended
                                                                       (unaudited)     11/30/10
-------------------------------------------------------------------------------------------------
 Preferred share dividends                                                 0.85%(f)        0.94%
 Net investment income available to common shareowners                     8.91%(f)        8.72%
Portfolio turnover                                                           29%(f)          40%
Net assets of common shareowners, end of period (in thousands)         $329,036        $307,137
Preferred shares outstanding (in thousands)                            $182,450        $182,450
Asset coverage per preferred share, end of period                      $ 80,089        $ 67,090
Average market value per preferred share(g)                            $ 25,000        $ 25,000
Liquidation value, including dividends payable, per preferred share    $ 25,004        $ 25,005
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses(h)                                                           1.67%(f)        1.74%
 Net investment income before preferred share dividends                    9.76%(f)        9.66%
 Preferred share dividends                                                 0.85%(f)        0.94%
 Net investment income available to common shareowners                     8.91%(f)        8.72%
=================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                       Year            Year           Year         Year
                                                                       Ended           Ended          Ended        Ended
                                                                       11/30/09        11/30/08       11/30/07     11/30/06
----------------------------------------------------------------------------------------------------------------------------
 Preferred share dividends                                                 1.26%            2.47%         2.66%        2.39%
 Net investment income available to common shareowners                    10.53%           10.14%         9.26%        8.98%
Portfolio turnover                                                           32%              31%           80%          75%
Net assets of common shareowners, end of period (in thousands)         $278,565         $210,617      $441,493     $478,255
Preferred shares outstanding (in thousands)                            $182,450         $204,475      $234,500     $234,500
Asset coverage per preferred share, end of period                      $ 63,175         $ 50,758      $ 72,067     $ 76,000
Average market value per preferred share(g)                            $ 25,000         $ 25,000      $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share    $ 25,005         $ 25,007      $ 25,009     $ 25,013
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses(h)                                                           2.03%            1.60%         1.40%        1.40%
 Net investment income before preferred share dividends                   11.79%           12.61%        11.92%       11.35%
 Preferred share dividends                                                 1.26%            2.47%         2.66%        2.39%
 Net investment income available to common shareowners                    10.53%           10.14%         9.26%        8.96%
============================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Amount is less than $0.01 per share.
(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized. Past performance is not a guarantee of future results.
(e) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(f)  Annualized.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h)  Market value is redemption value without an active market.

The information above represents the operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


The accompanying notes are an integral part of these financial statements.

42   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

Notes to Financial Statements | 5/31/11 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust invests primarily in senior floating rate loans (Senior Loans). The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Trust's investments in certain foreign markets or countries with limited or developing markets may subject the Trust to a greater degree of risk than in a


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11 43 developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Senior floating rate loan interests (Senior Loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Equity securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.


44   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

   The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices.

   At May 31, 2011, twenty-six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 3.4% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  45

C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax returns for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investments and foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid to common and preferred shareowners will be determined at the end of the fiscal year. Distributions paid during the year ended November 30, 2010 was as follows:

   ----------------------------------------------------------------------------
                                                                           2010
   ----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                  $24,387,676
   ----------------------------------------------------------------------------
      Total distribution                                            $24,387,676
   ============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2010:


46   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

   -----------------------------------------------------------------------------
                                                                           2010
   -----------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                      $(101,854,514)
   Post-October loss deferred                                       (20,412,580)
   Distributions payable                                                (37,997)
   Unrealized depreciation                                          (35,813,786)
   -----------------------------------------------------------------------------
      Total                                                       $(158,118,877)
   =============================================================================

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, book/tax differences in the accrual of income on securities in default and the realization of unrealized gain on investments in passive foreign investment companies.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividend in common shares of the Trust on terms that differ from the terms of the plan.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  47

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended May 31, 2011, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.10% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At May 31, 2011, $573,789 was payable to PIM related to management costs,


48   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11
administrative costs and certain other reimbursements and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010, PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton received compensation directly from the Trust for providing such services.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended May 31, 2011, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

The Trust may enter into any forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

There were no open portfolio hedges on May 31, 2011.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  49

6. Unfunded Loan Commitments

As of May 31, 2011, the Trust had unfunded loan commitments of $4,041,174, (excluding unrealized appreciation on those commitments of $9,594 as of May 31, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                   Unfunded Loan
Borrower                                                           Commitment
--------------------------------------------------------------------------------
CB Richard Ellis Services, Inc., Incremental Tranche Term Loan C   $1,000,000
CB Richard Ellis Services, Inc., Incremental Tranche Term Loan D   $1,000,000
Excelitas Technologies Corp., Delay Draw Term Loan                 $1,000,000
Frac Tech Service, Delay Draw Term Loan                            $  488,235
Inventive Health, Inc., Term Loan B-2                              $  256,667
National Specialty Hospitals, Inc., Delayed Draw Term Loan         $  196,782
Physician Oncology Service LP, Delayed Draw Term Loan              $   99,490

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended May 31, 2011 and year ended November 30, 2010 were as follows:

--------------------------------------------------------------------------------
                                                      5/31/11        11/30/10
--------------------------------------------------------------------------------
 Shares outstanding at beginning of period            24,536,526     24,428,148
 Reinvestment of distributions                            55,913        108,378
--------------------------------------------------------------------------------
 Shares outstanding at end of period                  24,592,439     24,536,526
--------------------------------------------------------------------------------

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of May 31, 2011, there were 7,298 AMPS as follows: Series M7-2,434, Series W7-2,432 and Series TH7-2,432.

Dividends on Series M7, Series W7 and Series TH7 are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each series is the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 1.413% to 1.505% during the six months ended May 31, 2011.


50   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

8. Pending Litigation

The Trust is currently involved in litigation matters relating to Trust investments. The Trust believes these claims are without merit and is defending them vigorously. At May 31, 2011, it is reasonably possible that adverse outcomes may result. Currently, the amount of either judgment cannot be reasonably estimated.

9. Subsequent Events

The Board of Trustees of the Trust declared on June 3, 2011 a dividend from undistributed net investment income of $0.08 per common share payable June 30, 2011 to common shareowners of record on June 15, 2011.

Subsequent to May 31, 2011, dividends declared and paid on preferred shares totaled $333,850 in aggregate for the three outstanding preferred share series through July 22, 2011.

In preparing these financials statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure, and has determined that other than disclosed above, there were no subsequent events requiring recognition or disclosure in the financials statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  51

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust that have not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.





52   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

Trustees, Officers and Service Providers

Trustees                              Officers
John F. Cogan, Jr., Chairman          John F. Cogan, Jr., President
David R. Bock                         Daniel K. Kingsbury, Executive
Mary K. Bush                           Vice President
Benjamin M. Friedman                  Mark E. Bradley, Treasurer
Margaret B.W. Graham                  Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
State Street Bank and Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  53

                           This page for your notes.




54   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11
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                           This page for your notes.




                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  55

                           This page for your notes.




56   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11
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                           This page for your notes.




                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  57

                           This page for your notes.




58   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11
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                           This page for your notes.




                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11  59

                           This page for your notes.




60   Pioneer Floating Rate Trust | Semiannual Report | 5/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                             1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------

For                                             Write to
General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our website at www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.


Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Information not required in semi annual reports on form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date July 29, 2011

* Print the name and title of each signing officer under his or her signature.